UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2019

Western New England Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-16767	73-1627673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street, Westfield, Massachusetts, 01085

(Address of Principal Executive Offices, and Zip Code)

(413) 568-1911

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WNEB	NASDAQ

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2019, Western New England Bancorp, Inc., (the “Company) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 27,003,929 shares of common stock eligible to be voted at the Annual Meeting and 24,590,930 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s shareholders at the Annual Meeting.  The shareholders elected the nominees listed in Proposal 1 and approved Proposals 2 and 3. Proposals 1, 2 and 3 are detailed in the Company’s Proxy Statement on Form 14A which was filed with the Securities and Exchange Commission on April 2, 2019. The final results of voting on each of the proposals are as follows:

Proposal 1: Consideration and vote upon a proposal to elect four Directors of the Company for a three-year term expiring in 2022.

Nominee	Votes For	Votes Witheld	Broker Non-Votes
Gary G. Fitzgerald	18,700,444	815,808	5,074,678
Paul C. Picknelly	18,942,490	573,762	5,074,678
Kevin M. Sweeney	18,363,048	1,153,204	5,074,678
Christos A. Tapases	19,007,982	508,270	5,074,678

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
17,872,434	1,353,833	289,890	5,074,773

Proposal 3: Consider and vote upon a proposal for the ratification of the appointment by the Company’s Board of Directors of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
23,779,250	728,465	83,215	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Chief Financial Officer

Dated: May 14, 2019